UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 10, 2021

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BROOKLINE BANCORP, INC.

(Exact name of registrant as specified in its charter)

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Delaware	0-23695	04-3402944
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

131 Clarendon Street

Boston, Massachusetts 02116

(Address of Principal Executive Offices) (Zip Code)

(617) 425-4600

(Registrant's telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value of $0.01 per share	BRKL	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company,indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 10, 2021, the Board of Directors (the “Board”) of Brookline Bancorp, Inc. (the “Company”) appointed Michael W. McCurdy as Co-President and Chief Operating Officer and Carl M. Carlson as Co-President and Chief Financial Officer of the Company effective immediately. Paul A. Perrault will remain as Chief Executive Officer of the Company.

Mr. McCurdy, age 52, joined the Company in 2011 and served as Company’s Chief Risk Officer, General Counsel and Corporate Secretary until his recent promotion. From 2007 until 2011, Mr. McCurdy served as Executive Vice President, Director of Retail Banking, General Counsel, and Corporate Secretary for Danvers Bancorp, Inc., overseeing the company’s legal and retail areas. Mr. McCurdy was President and Chief Executive Officer of BankMalden from 2001 to 2007. In addition to his work in financial services, Mr. McCurdy is an adjunct professor at Suffolk Law School where he teaches banking law.

Mr. Carlson, age 57, has served as Chief Financial and Strategy Officer for Brookline Bancorp since April 2014. He joined the Company after having served in a number of key finance roles for Webster Financial Corporation where he worked from 2007-2014. From 1986 until 2007, Mr. Carlson was employed by North Fork Bancorporation and held a number of positions, including Senior Vice President, Strategic Planning and Corporate Development. Mr. Carlson earned his MBA from Dowling College and has a BA in Finance from Clarkson University.

There are no family relationships among Mr. McCurdy or Mr. Carlson and any other directors or officers of the Company, and there have been no transactions, nor are there any proposed transactions, between the Company and Mr. McCurdy or Mr. Carlson that would require disclosure pursuant to Item 404(a) of Regulation S-K.

A copy of the press release announcing the appointments is attached as Exhibit 99.1 hereto and incorporated herein.

Item 8.01. Other Events.

On June 10, 2021, the Board appointed Paul A. Perrault as Chairman of the Board, effective immediately, and Joseph J. Slotnik as Lead Director, effective immediately. A copy of the press release announcing the appointments is attached as Exhibit 99.1 and incorporated herein.

Item 9.01. Financial Statements and Exhibits.

99.1	Press Release dated June 14, 2021
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BROOKLINE BANCORP, INC.

Date: June 14, 2021	By:	/s/ Marissa S. Martin
Marissa S. Martin
Associate General Counsel and Assistant Secretary